EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Cary M. Grossman, Co-Chief Executive Officer of Coastal Bancshares Acquisition Corp. (the "Company"), do hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     o the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 9, 2005


/s/ Cary M. Grossman
---------------------
Cary M. Grossman
Co-Chief Executive Officer
(Principal Executive Officer and Principal
Financial Officer)